THIS NOTES AND WARRANTS  PURCHASE  AGREEMENT (the "Agreement")
is made and entered into this 18th day of February, 1997, by and between Tinicum Investors and Frank Brosens (each a "Purchaser" and collectively, the "Purchasers") and Glasgal Communications, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

                  The Company desires to sell and each Purchaser desires to purchase promissory notes having a principal amount of $1,000,000 (the "Notes"), to be dated the date of issue thereof, to mature February 18, 1999, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 10% per annum and on overdue payments at the rate specified therein, to be convertible into the Company's Common Stock following the expiration of six months following the Closing Date (as defined hereinafter to the extent the Notes remain outstanding), and to be substantially in the form of Exhibit A attached hereto. In consideration for the purchase of the Notes, the Company will issue to each Purchaser (i) a warrant (the "Original Warrants"), to be substantially in the form of Exhibit B attached hereto, for the purchase of 250,000 shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), at an exercise price of $5.25 per share, and (ii) an additional warrant (the "Conditional Warrants"), to be substantially in the form of Exhibit C attached hereto, for the purchase of 100,000 additional shares of Common Stock at an exercise price of $5.25 per share, which Conditional Warrants expire pursuant to their terms if the Note is repaid within 90 days of the date hereof. The term "Notes" as used herein shall include each such promissory notes delivered pursuant to any provision of this Agreement and each such promissory note delivered in substitution or exchange for any other Note pursuant to any such provision. The term "Warrants" as used herein shall include the Original Warrants and the Conditional Warrants.

                  NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                  THE PURCHASE

                  1.1 THE PURCHASE AND SALE. Subject to the terms and conditions set forth herein, at the Closing described below, the Company will sell and the Purchasers will purchase the Notes and Warrants for an aggregate purchase price of $2,000,000 (the "Purchase Price").

                  1.2 THE CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022 on February 18, 1997 at 10:00 A.M. or at such other place or time as the parties may agree (the "Closing Date"). At the Closing, (i) the Purchase Price shall be payable by delivery of immediately available funds by wire transfer to an account of the Company that shall be specified in writing by the Company not later than one Business Day prior to the Closing Date, and (ii) the Company shall deliver to each Purchaser one or more Notes registered in the name of such Purchaser (or its nominee) evidencing the aggregate principal amount of Notes to be purchased by such Purchaser and the Original Warrants registered in the name of such Purchaser (or its nominee).

                  1.3 TERMINATION OF THIS AGREEMENT. Anything contained in this Agreement to the contrary notwithstanding, in the event that the Purchasers fail to deliver immediately available funds representing the Purchase Price by the close of business on the Closing Date, this Agreement shall terminate and be of no force and effect without the requirement of any notice from, or any action by, the Company.

                                   ARTICLE II

                         Representations and Warranties
                             CONCERNING THE COMPANY

                  The Company hereby represents and warrants to the Purchasers as follows:

                  2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws.

                  2.2 CORPORATE POWER. The Company has all requisite corporate power and authority to enter into this Agreement and the Company will have at the Closing Date all requisite corporate power to sell the Notes and the Warrants and to carry out and perform its obligations under the terms of this Agreement.

                  2.3 CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company consists of (i) 34,000,000 shares of Glasgal Common Stock and (ii) 4,000,000 shares of preferred stock, par value $.001 per share. There are 21,772,560 shares of the Company's Common Stock and 100,000 shares of Preferred Stock currently issued and outstanding.

                  2.4 SUBSIDIARIES AND INVESTMENTS. Other than Signatel Ltd., Computer-Aided Software Integration, Inc., HH Communications, Inc. and Datatec Industries Inc., the Company does not own, directly or indirectly, any capital stock, or other equity ownership or proprietary interest, in any other corporation, association, trust, partnership, joint venture.

                  2.5 SEC REPORTS AND FINANCIAL STATEMENTS. The Company has filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to the Purchasers true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act and the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (as such documents have been amended or supplemented since the time of their filing, collectively, the "SEC Reports"). As of their respective dates, the SEC Reports have been prepared in conformity with Generally Accepted

Accounting Principles consistently applied and as of the dates indicated, and for the periods then ended, present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

                  2.6 ABSENCE OF UNDISCLOSED LIABILITIES. Except as described in the SEC Reports, the Company has no material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, except as incurred in the ordinary course of business, that would have a material adverse effect on the Company.

                  2.7 ABSENCE OF CHANGES. Since October 31, 1996, the Company has operated in the ordinary course of business consistent with past practice. Since October 31, 1996, there has not occurred any change in the financial condition, results of operations, assets, liabilities or business of the Company which, in the aggregate, would have a material adverse effect on the Company.

                  2.8 FULLY PAID SHARES. The shares of Common Stock issuable upon the exercise of the Warrants or upon conversion of the Notes, when acquired by the Purchasers will be fully paid and non-assessable, free of preemptive rights and encumbrances, and will have the same rights under the Company's certificate of incorporation and by-laws as all other shares of Common Stock.

                                   ARTICLE III

                         Representations and Warranties
                                  OF PURCHASERS

                  Each Purchaser (as to himself only) hereby represents and warrants to the Company as follows:

                  3.1 INVESTMENT INTENT, ETC. Each Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Each Purchaser has received, examined and reviewed copies of the Company's most recent reports, as amended, filed under the Exchange Act and other publicly available documents requested by him and recognizes that the investment in the Company's Notes and Warrants involves a high degree of risk. Each Purchaser has been advised that it may not be possible to readily liquidate this investment. Each Purchaser's overall commitment to the Notes and Warrants which are not readily marketable is not disproportionate to his net worth, his investment in the Company will not cause such overall commitment to become excessive, and he can afford to bear the loss of his entire investment in the Company. Each Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company. Each Purchaser confirms that the Company has made available to him the opportunity to ask questions of, and receive answers from, the Company concerning the Company and the activities of the Company and otherwise to obtain any additional information, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information conveyed to such Purchaser. Each Purchaser hereby acknowledges that he has been advised that this offering of Notes and Warrants has not been registered with, or reviewed by, the Securities and Exchange Commission because this offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act. Each Purchaser represents that the Notes and Warrants are being purchased for such Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others. Each Purchaser agrees that he will not attempt to sell, transfer, assign, pledge or otherwise dispose such Notes and Warrants or the shares of Company Stock underlying such Notes and Warrants unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. Each Purchaser understands that no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Notes and Warrants. The execution, delivery and performance by each Purchaser of this Agreement are within the powers of such Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which each Purchaser is a party or by which each Purchaser is bound. Each Purchaser has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of this investment. Each Purchaser is purchasing the Notes and Warrants for his account, and not in any agency, fiduciary or similar capacity. The source of the funds evidencing the Purchase Price are from legally available funds of each Purchaser.

                  3.2 RISK FACTORS. Each Purchaser has conducted his own due diligence with respect to all aspects of this transaction and is familiar with the following risk factors inherent in the purchase of the Notes and the
Warrants:

                  A. WORKING CAPITAL DEFICIENCIES; HISTORY OF LOSSES. The Company has a history of limited working capital and has had working capital deficiencies of $2,679,000, $10,223,000 and $3,910,000 for the fiscal years ended April 30, 1995 and 1996, and the six months ended October 31, 1996, respectively. In addition, although the Company had net income of $1,426,000 for the six months ended October 31, 1996, it incurred net losses of $2,392,000 and $13,418,000 for the fiscal years ended April 30, 1995 and 1996. There can be no assurance that the Company will generate sufficient revenues to meet expenses or to operate profitably in the future. If the Company is unable to generate sufficient cash flow from its operations it would have to seek additional borrowings, effect debt or equity offerings or otherwise raise capital. There can be no assurance that any such financing will be available to the Company, or if available, that the terms will be acceptable to the Company. In addition, the ability to raise other capital might be restricted by financial covenants contained in currently existing borrowing agreements.

                           B. REVOLVING CREDIT FACILITY.  The Company's  primary
                  revolving credit facility expired on September 30, 1996. The Company's subsidiary, Datatec Industries Inc. ("Datatec"), is a party to a revolving credit facility which expires on March 31, 1997. Datatec has in the past been in violation of certain of the financial covenants contained in its credit facility. At October 31, 1996, $9,400,000 was outstanding under such agreement. There can be no assurance that the Company will be able to enter into a new revolving credit agreement. If the Company is unable to enter into a new revolving credit agreement, the Company's business may be materially adversely affected. On February 12, 1997, the Company received a commitment from Finova Capital Corporation for a revolving line of credit and term loan facility in the aggregate amount of $17 million. There can be no assurance, however, that the Company will consummate such loan arrangement.

                           C. DEPENDENCE ON KEY PERSONNEL.  The Company's future
                  success depends in large part on the continued service of its key personnel. In particular, the loss of the services of
                  Isaac Gaon, Chief Executive Officer, Robert Gadd, Vice President - Federal and Enterprise Systems, David Tobey, President of Computer Aided Software Integration, Inc.
                  ("CASI"), of which the Company owns 80% of the issued and outstanding shares or Christopher Carey, President and Chief Executive Officer of Datatec, of which the Company owns approximately 98.5% of the issued and outstanding shares, could have a material adverse effect on the operations of the Company. The Company has an employment agreement with Mr. Gaon which expires on October 31, 1999, which may be terminated by the Company for cause or by Mr. Gaon for good reason. The Company has an employment agreement with Mr. Tobey which expires on April 30, 2001, which may be terminated by the Company for cause or by Mr. Tobey for good reason. The Company has an employment agreement with Mr. Gadd which expires on December 31, 1996 and which may be terminated by Mr. Gadd upon six months prior written notice to the Company. The Company has an employment agreement with Mr. Carey which expires on October 31, 1999, which may be terminated by the Company for cause or by Mr. Carey for good reason. The Company's future success and growth also depends on its ability to continue to attract, motivate and retain highly qualified employees, including those with the technical expertise necessary to operate the business of the Company. There can be no assurance that the Company will be able to attract, motivate and retain such persons.

                           D. COMPETITION. The Company competes with other companies involved in the installation and servicing of local and wide area networks, the provision of software tools to systems integrations and the distribution of data communications equipment. These competitors include local and national systems integrators, computer manufacturers, software vendors, telephone companies and distribution companies. These markets are highly competitive, and some companies with which the Company competes are substantially larger and have significantly greater resources than the Company. There can be no assurance that the Company will be able to compete successfully in the future.

                           E. CONTROL BY PRINCIPAL STOCKHOLDERS.  Ralph Glasgal,
                  the Chairman of the Board and President of the Company, through his beneficial ownership and through a voting agreement with Direct Connect International Inc. ("DCI") has the power to vote approximately 24% of the Common Stock. DCI has pledged 1,175,000 of the shares of Common Stock it owns in the Company as collateral for a loan. If the pledgee were to become the owner of such shares, Mr. Glasgal would no longer have the power to vote such shares. In addition, Mr. Carey, President and Chief Executive Officer of Datatec has the power to vote approximately 18% of the Common Stock.

                           F. EXTENDED LEAD TIMES FOR REALIZATION OF REVENUE. Due to the nature and size of orders that the Company is now pursuing there is a longer lead time between the initiation of prospective business and the consummation of a transaction, if any. Consequently, significantly more resources are required to manage this process. As such, there is likely to be substantial fluctuations in sales volume on a month-to-month and quarter-to-quarter basis. The pursuit of this type of business increases the Company's risk of failure, especially given its present level of working capital. As a result, if the Company experiences lower than expected sales volume for an extended period of time, there will be a material adverse effect on the Company.

                           G. SHARES  ELIGIBLE  FOR FUTURE  SALE.  The sale,  or
                  availability for sale, of substantial amounts of Common Stock in the public market pursuant to Rule 144 or otherwise could adversely affect the market price of the Common Stock and could impair the Company's ability to raise additional capital through the sale of its equity securities.

                           H. NO  DIVIDENDS.  The Company  currently  intends to
                  retain earnings, if any, for use in the business and does not anticipate paying any dividends to its stockholders in the foreseeable future.

                           I. RIGHTS OF COMMON STOCK SUBORDINATE TO EXISTING AND
                  FUTURE PREFERRED STOCK. The Certificate of Incorporation of the Company authorizes the issuance of a maximum of 4,000,000 shares of preferred stock, par value $.001 per share. The Company currently has outstanding 1,000,000 shares of Preferred Stock. The holders of the Preferred Stock are entitled to receive dividends in an amount of 6% per annum and are entitled to a preferential distribution on liquidation of the Company. In addition, the Company may be required to redeem the Preferred Stock under certain circumstances. The shares of Preferred Stock are convertible into Common Stock in accordance with their respective Certificates of Designation. Holders of the Preferred Stock are not entitled to vote on any matter submitted to the stockholders, provided, however, that the affirmative vote of the holders of a majority of the outstanding Preferred Stock, is required as to those matters which (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or (ii) authorize or create any class of stock ranking as to dividends or distribution of assets upon a liquidation senior to, prior to or PARI PASSU with the Preferred Stock. If additional shares of preferred stock are issued in the future, the terms of a series of preferred stock may be set by the Company's Board of Directors without approval by the holders of the Common Stock of the Company. Such terms could include, among others, preferences as to dividends and distributions on liquidation as well as separate class voting rights. The rights of the holders of the Company's Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future.

                           J. CERTAIN ANTI-TAKEOVER CHARTER PROVISIONS. The future issuance of preferred stock by the Company could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of the outstanding voting stock of the Company. Other than the Preferred Stock described herein, the Company does not have any present plans to issue any additional shares of preferred stock.

                           K. ACQUISITIONS.  It is currently  anticipated that a
                  portion of the Company's future growth will result from acquisitions of other similar or complementary businesses. In October 1994, the Company consummated the acquisition of Signatel, Ltd. ("Signatel"). On April 24, 1996, the Company acquired 80% of the issued and outstanding capital stock of CASI, a provider of software tools and services to systems integrators and independent software vendors. On July 31, 1996, the Company acquired 100% of the issued and outstanding capital stock of HH Communications, Inc. ("HH"), which resells computer networking equipment and provides value-added services in connection with such equipment. On October 31, 1996, the Company acquired approximately 98.5% of the issued and outstanding capital stock of Datatec, a network integrator. The Company has no other current plan or agreement to acquire any other business. There can be no assurance that any other transaction will be consummated or that they will result in increased levels of profit for the Company. In addition, there can be no assurance that the Company will be able to integrate or manage successfully other acquired businesses.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

                  4.1 REGISTRATION RIGHTS AGREEMENT. The Company hereby agrees to use its best efforts to cause a registration statement under the Securities Act (the "Registration Statement") covering the resale of an aggregate of 500,000 shares of Common Stock issuable upon the exercise of the Warrants within 30 days following the Closing Date and to remain current and effective to permit the sale of the Shares until the earlier of (a) the date that all of the Shares have been sold pursuant to the Registration Statement, (b) the date the holders of the Shares receive an opinion of counsel satisfactory to each Purchaser that the Shares may be sold under the provisions of Rule 144(k) promulgated under the Securities Act, or (c) the five year anniversary of the effective date of the Registration Statement. If any of the Notes remain outstanding 180 days following the Closing Date, the Company further agrees to use its best efforts to immediately file a registration statement under the Securities Act (the "Conditional Registration Statement") covering the resale of (i) those shares of Common Stock issuable upon the exercise of the Conditional Warrants and (ii) those shares of Common Stock into which the Notes are convertible on the date prior to the filing of such Conditional Registration Statement. If the Notes are prepaid prior to 180 days and after 90 days following the Closing Date, the Company will use its best efforts to file a registration statement under the Securities Act covering the resale of those shares of Common Stock issuable upon the exercise of the Conditional Warrants within 30 days following such prepayment of the Notes.

                  The rights contained in this Section 4.1 are referred to collectively as the "Registration Rights". The Company shall bear all expenses incurred in the preparation and filing of any Registration Statement with respect to the Registration Rights, except that the Purchasers shall pay any underwriting discounts or commissions and the expenses of their own legal counsel.

                  4.2 SUBORDINATION. Each Purchaser agrees that he will enter into such agreements as may be reasonably required by any prospective senior lenders of the Company to subordinate the Notes to obligations which may become due and owing to such senior lenders.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

                  5.1 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of Purchaser and the Company.

                  5.2 WAIVER. Any breach of any obligation, covenant, agreement or condition contained herein shall be deemed waived by the non-breaching party, only by a writing, setting forth with particularity the breach being waived and the scope of the waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other breach. No waiver shall be implied from any conduct or action of the non-breaching party. No failure or delay by any party in exercising any right, power or privilege hereunder or under the Documents and no course of dealing by any party shall operate as a waiver and any right, power or privilege hereunder or under any Document nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege.

                  5.3  NOTICES.  All  notices,   requests,   demands  and  other
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand:
                  (a)      if to the Company, to:

                           Glasgal Communications Inc.
                           23 Madison Road
                           Fairfield, New Jersey  07004
                           Attn:  Chief Financial Officer

                           with a copy to:

                           Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York 10022
                           Attention:  Robert H. Friedman, Esq.

                  (b)      if to Purchasers, to:

                           Frank Brosens
                           10 Bedford Center Road
                           Bedford Hills, New York 10507

                           Tinicum Investors
                           990 Stewart Avenue
                           Garden City, New York 11530
                           Attention: John Keane

                           with a copy to:

                           Tinicum Incorporated
                           800 Third Avenue, 40th Floor
                           New York, New York 10022
                           Attention: Eric Ruttenberg

or to such other address as any party shall have specified by notice in writing to the other in compliance with this Section 5.3.

                  5.4 BINDING NATURE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without prior written consent of the other parties.

                  5.5 GOVERNING LAW. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed therein.

                  5.6 EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                  5.7 COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

                  5.8 FORM OF SIGNATURE. The parties hereto agree to accept a facsimile transmission copy of their respective signatures as evidence of their respective actual signatures to this Agreement; PROVIDED HOWEVER, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, immediately after transmission of its signature by fax, a true and correct original copy of its signature in overnight mail to the address of the other party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                        GLASGAL COMMUNICATIONS, INC.


                                        By: /S/ JAMES CACI
                                           -------------------------------------
                                           Name:  James Caci
                                           Title: Chief Financial Officer


                                        /S/ FRANK BROSENS
                                        ----------------------------------------
                                                     FRANK BROSENS


                                        TINICUM INVESTORS


                                        By: /S/ ERIC TUTTENBERG
                                           -------------------------------------
                                           Name:  Eric Ruttenberg
                                           Title: General Partner

                                LIST OF EXHIBITS


Exhibit A         FORM OF NOTE
Exhibit B         FORM OF ORIGINAL WARRANT
Exhibit C         FORM OF CONDITIONAL WARRANT

                                    EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER SAID
ACT) EXCEPT IN TRANSACTIONS  EXEMPT FROM THE  REGISTRATION  REQUIREMENTS OF SAID
ACT.

                       FORM OF CONVERTIBLE PROMISSORY NOTE


$1,000,000                                                     February 18, 1997


                  WHEREAS, [ ] (the "Lender") desires to loan to Glasgal Communications, Inc. (the "Borrower"), and the Borrower desires to borrow from the Lender, the principal amount of $1,000,000 pursuant to the terms and conditions contained in this Convertible Promissory Note (the "Note"). This Note is being issued pursuant to the provisions of a Note and Warrant Purchase Agreement dated February 18, 1997 by and among the Lender, the Borrowers. All capitalized terms used in this Note that are not defined herein shall have the meaning assigned to them in the Note and Warrant Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration herein contained, the Lender hereby agrees to loan to the Borrower, and the Borrower hereby promises to pay to the order of the Lender or his successors or assigns the principal amount of one million ($1,000,000) dollars on February 18, 1999 (the "Maturity Date"), unless this Note shall have been converted prior thereto as provided herein, plus accrued and unpaid interest on such date and as specified below.

                  The Borrower also promises to pay interest on the $1,000,000 principal amount of this Note on the Maturity Date at a rate equal to 10% per annum (on the basis of a 360-day year and actual number of days elapsed) from and including the date hereof until such principal sum shall be paid in full and to pay interest on any overdue installment of principal or interest at a rate equal to 12% per annum.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds to the Lender, at [ ], or at such other place as shall be designated in writing by the Lender for such purpose.

                  The Borrower hereby waives diligence, presentment, dishonor, demand, notice and protest and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note.

                  This Note may be converted in whole but not in part at any time after August 18, 1997 and prior to the Maturity Date at the option of the Lender into the common stock, $.001 par value of the Borrower (the "Common Stock"). The number of shares of Common Stock into which the Note Shall be convertible shall mean the Adjusted Face Amount (as defined below) on the date of conversion divided by the 80% of the average closing bid price per share of Common Stock for the five (5) trading days immediately preceding the conversion date on the Nasdaq Small-Cap Market or such other market, quotation system or exchange on which the Company's Common Stock is then listed. The Adjusted Face amount shall mean the 1,000,000 principal amount plus any accrued interest thereon.

                  On the Maturity Date, if this Note shall not have been converted prior thereto as provided herein, the Borrower shall pay to the order of the Lender or his successors or assigns the principal amount of $1,000,000 plus accrued and unpaid interest at the rate set forth above. If any payment on this Note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the applicable rate during such extension period.

                  The terms of this Note are not subject to amendment except by written agreement of the Lender and the Borrower and the Borrower may assign its obligations hereunder without the prior written consent of the Lender.

                  Prior to August 18, 1997, this Note may be prepaid at any time by the Borrower either in whole or in part. After August 18, 1997, this Note may only be prepaid by the Borrower following 30 days prior written notice to the Lender.

                  This Note shall be governed by and construed and enforced in accordance with the laws of State of New York, without regard to principles of conflicts of laws.

                  IN WITNESS WHEREOF, the Borrower has duly executed this Note, the day and year first above written.

                                        GLASGAL COMMUNICATIONS, INC.



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT B

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR ANY STATE'S SECURITIES LAWS AND THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED PURSUANT TO AN EXEMPTION FROM APPLICABLE REGISTRATION REQUIREMENTS. THESE SECURITIES ARE SUBJECT TO OTHER RESTRICTIONS ON EXERCISE AND TRANSFER AS SET FORTH HEREIN.


                          COMMON STOCK PURCHASE WARRANT

               For the Purchase of 250,000 Shares of Common Stock

                                       of

                          GLASGAL COMMUNICATIONS, INC.

                            (A Delaware Corporation)

1.       WARRANT.

                  THIS CERTIFIES THAT, for value received, ______________ (the "Holder"), as registered owner of this Warrant, is entitled at any time from the date hereof until 5:00 p.m., New York City time, on February 18, 2002, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to two hundred fifty thousand (250,000) shares (the "Shares") of Common Stock, par value $.001 per share (the "Common Stock"), of Glasgal Communications, Inc., a Delaware corporation (the "Company") in accordance with the terms hereof.

                  This Warrant is being issued pursuant to a Note and Warrant Purchase Agreement dated February 18, 1997.

                  The exercise price (the "Exercise Price") per share of Common Stock in respect of any exercise of this Warrant shall be $5.25.

2.       EXERCISE.

                  In order to exercise this Warrant, the exercise form attached hereto must be duly executed, completed and delivered to the Company, together with this Warrant and payment of the applicable Exercise Price for the Shares of the Common Stock being purchased. If the rights represented hereby shall not have been exercised before 5:00 p.m., Eastern Time, on February 18, 2002 this Warrant shall become and be void and without further force or effect and all rights represented hereby shall cease and expire.

3.       TRANSFER.

                  3.1 GENERAL RESTRICTIONS. The registered Holder of this Warrant, by such Holder's acceptance hereof, agrees that he shall not sell, transfer or assign or hypothecate this Warrant except in a transaction that does not require registration under the Securities Act of 1933, as amended (the "Act"). This Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Warrant may be sold pursuant to an exemption from registration under the Act, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to this Warrant has been filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission"). The Shares of Common Stock issuable upon exercise of this Warrant shall be subject to the transfer restrictions set forth below.

                  3.2 RESTRICTIONS IMPOSED BY THE ACT. The Holder by accepting this Warrant confirms that the Warrants were acquired by the Holder solely for investment and with no present intention to distribute any Warrants or securities issuable upon the exercise thereof and that the Holder will dispose of securities issuable upon the exercise hereof only in compliance with applicable Federal and state securities laws. The Shares of Common Stock purchased upon exercise of this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such Shares may be sold pursuant to an exemption from registration under the Act, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Shares has been filed by the Company and declared effective by the Commission.

                  Each certificate for securities purchased upon exercise of this Warrant shall bear a legend as follows unless such securities have been registered under the Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Act or (ii) pursuant to an exemption from registration under the Act in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect."

4.       NEW WARRANTS TO BE ISSUED.

                  4.1 PARTIAL EXERCISE OR TRANSFER. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised in whole or in part, provided, however that the Holder must purchase a minimum of 25,000 Shares each time he chooses to purchase Shares, except to purchase the remaining Shares available to him. In the event of the exercise hereof in part, upon surrender of this Warrant for cancellation, together with the duly executed exercise form, the Company shall cause to be delivered to the Holder without charge a new warrant or new warrants of like tenor with this Warrant in the name of the Holder evidencing the right to purchase, in the aggregate, the remaining number of underlying Shares of Common Stock purchasable hereunder after giving effect to any such partial exercise.

                  4.2 LOST CERTIFICATE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of an indemnification in favor of the Company, reasonably satisfactory to it, the Company shall execute and deliver a new warrant of like tenor and date. Any such new warrants executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute an additional contractual obligation on the part of the Company.

5. RESERVATION. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Warrant, such number of authorized but unissued shares of Common Stock, free from preemptive rights, as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant and payment of the applicable Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of this Warrant and payment of the applicable Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights of any stockholder. If the Common Stock is then listed on a national securities exchange, all shares of Common Stock issued upon exercise of this Warrant shall also be duly listed thereon.

6. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from to time as follows.

                  6.1 MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the

Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6 shall similarly apply to successive reorganization, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  6.2 ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. In the event that, prior to the issuance by the Company of all the Shares issuable upon exercise of this Warrant, there shall be any change in the outstanding Common Stock by reason of the declaration of stock dividends, or through a recapitalization resulting from stock splits or combinations, without the payment to the Company of any compensation therefor in money, services or property, the remaining Shares still subject to this Warrant and the Purchase Price thereof shall be appropriately adjusted (but without regard to fractions) by the Board of Directors of the Company to reflect such change.


7.       CERTAIN NOTICE REQUIREMENTS.

         7.1 HOLDER'S RIGHT TO RECEIVE NOTICE. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company prior to the exercise hereof (including the right to receive dividends).

                  7.2 TRANSMITTAL OF NOTICES. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly given or made when hand delivered, or when delivered by responsible overnight courier:

                           (i) If to the registered Holder of this Warrant, to:
                                    [Insert address of Holder]


                           (ii)     if to the Company, to:

                           Glasgal Communications, Inc.
                           23 Madison Road
                           Fairfield, New Jersey 07004
                           Attn: James Caci, Chief Financial Officer

         Either of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.2.


8.       MISCELLANEOUS.

                  8.1 PURCHASE FOR INVESTMENT. By his acceptance of this Warrant, the Holder represents and warrants that the Holder has acquired this Warrant for the Holder's own account for investment and not with the view to the distribution thereof, except in accordance with applicable federal and state securities laws. The Holder represents that he is an "accredited investor" as such term is defined under Rule 501 of Regulation D promulgated under the Act. The Holder confirms that he has been advised that the Warrants and the Shares of Common Stock issuable upon exercise of this Warrant have not been, registered under the Act and that he has consulted with and been advised by counsel as to the restrictions on resale to which this Warrant and such Shares will be subject.

                  8.2 AMENDMENTS. All modifications or amendments to this Warrant shall require the written consent of each party.

                  8.3 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

                  8.4 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                  8.5 BINDING EFFECT. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

                  8.6 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws.

                  8.7 WAIVER, ETC. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, noncompliance or nonfulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, noncompliance or nonfulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, noncompliance or nonfulfillment.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 18th day of February, 1997.


                                        GLASGAL COMMUNICATIONS, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

AGREED AND ACCEPTED:

[Insert Name of Holder]



By:
   ----------------------
   Name:
   Title:

Form to be used to exercise Warrant:

GLASGAL COMMUNICATIONS, INC.
23 Madison Road
Fairfield, New Jersey 07004


Date: ________________, 19__

                  The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase __________ shares of Common Stock of Glasgal Communications, Inc. and hereby makes payment of $_____________ (at the rate of $5.25 per share) in payment of the Exercise Price pursuant thereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.


                                                --------------------------------
                                                Signature



                                                --------------------------------
                                                Signature Guaranteed


                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name
     ---------------------------------------------------------------------------
                            (Print in Block Letters)

Address
     ---------------------------------------------------------------------------

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                                    EXHIBIT C

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR ANY STATE'S SECURITIES LAWS AND THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED PURSUANT TO AN EXEMPTION FROM APPLICABLE REGISTRATION REQUIREMENTS. THESE SECURITIES ARE SUBJECT TO OTHER RESTRICTIONS ON EXERCISE AND TRANSFER AS SET FORTH HEREIN.


                          COMMON STOCK PURCHASE WARRANT

               For the Purchase of 100,000 Shares of Common Stock

                                       of

                          GLASGAL COMMUNICATIONS, INC.

                            (A Delaware Corporation)

1.       WARRANT.

                  THIS CERTIFIES THAT, for value received, ______________ (the "Holder"), as registered owner of this Warrant, is entitled at any time during the period commencing May 18, 1997 and ending at 5:00 p.m., New York City time, on February 18, 2002, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up one hundred thousand (100,000) shares (the "Shares") of Common Stock, par value $.001 per share (the "Common Stock"), of Glasgal Communications, Inc., a Delaware corporation (the "Company") in accordance with the terms hereof.

                  This Warrant is being issued pursuant to a Note and Warrant Purchase Agreement dated February 18, 1997 and notwithstanding anything to the contrary herein, if the Notes (as such term is defined in the Note and Warrant Purchase Agreement) are paid by the Company on or prior to May 18, 1997, this Warrant shall not vest and shall immediately terminate.

                  The exercise price (the "Exercise Price") per share of Common Stock in respect of any exercise of this Warrant shall be $5.25.

2.       EXERCISE.

                  In order to exercise this Warrant, the exercise form attached hereto must be duly executed, completed and delivered to the Company, together with this Warrant and payment of the applicable Exercise Price for the Shares of the Common Stock being purchased. If the rights represented hereby shall not have been exercised before 5:00 p.m., Eastern Time, on February 18, 2002 this

Warrant shall become and be void and without further force or effect and all rights represented hereby shall cease and expire.

3.       TRANSFER.

                  3.1 GENERAL RESTRICTIONS. The registered Holder of this Warrant, by such Holder's acceptance hereof, agrees that he shall not sell, transfer or assign or hypothecate this Warrant except in a transaction that does not require registration under the Securities Act of 1933, as amended (the "Act"). This Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Warrant may be sold pursuant to an exemption from registration under the Act, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to this Warrant has been filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission"). The Shares of Common Stock issuable upon exercise of this Warrant shall be subject to the transfer restrictions set forth below.

                  3.2 RESTRICTIONS IMPOSED BY THE ACT. The Holder by accepting this Warrant confirms that the Warrants were acquired by the Holder solely for investment and with no present intention to distribute any Warrants or securities issuable upon the exercise thereof and that the Holder will dispose of securities issuable upon the exercise hereof only in compliance with applicable Federal and state securities laws. The Shares of Common Stock purchased upon exercise of this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such Shares may be sold pursuant to an exemption from registration under the Act, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Shares has been filed by the Company and declared effective by the Commission.

                  Each certificate for securities purchased upon exercise of this Warrant shall bear a legend as follows unless such securities have been registered under the Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Act or (ii) pursuant to an exemption from registration under the Act in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect."

4.       NEW WARRANTS TO BE ISSUED.

                  4.1 PARTIAL EXERCISE OR TRANSFER. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised in whole or in part, provided, however that the Holder must purchase a minimum of 25,000 Shares each time he chooses to purchase Shares, except to purchase the remaining Shares available to him. In the event of the exercise hereof in part, upon surrender of this Warrant for cancellation, together with the duly executed exercise form, the Company shall cause to be delivered to the Holder without charge a new warrant or new warrants of like tenor with this Warrant in the name of the Holder evidencing the right to purchase, in the aggregate, the remaining number of underlying Shares of Common Stock purchasable hereunder after giving effect to any such partial exercise.

                  4.2 LOST CERTIFICATE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of an indemnification in favor of the Company, reasonably satisfactory to it, the Company shall execute and deliver a new warrant of like tenor and date. Any such new warrants executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute an additional contractual obligation on the part of the Company.

5. RESERVATION. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Warrant, such number of authorized but unissued shares of Common Stock, free from preemptive rights, as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant and payment of the applicable Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of this Warrant and payment of the applicable Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights of any stockholder. If the Common Stock is then listed on a national securities exchange, all shares of Common Stock issued upon exercise of this Warrant shall also be duly listed thereon.

6. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from to time as follows.

                  6.1 MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6 shall similarly apply to successive reorganization, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  6.2 ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. In the event that, prior to the issuance by the Company of all the Shares issuable upon exercise of this Warrant, there shall be any change in the outstanding Common Stock by reason of the declaration of stock dividends, or through a recapitalization resulting from stock splits or combinations, without the payment to the Company of any compensation therefor in money, services or property, the remaining Shares still subject to this Warrant and the Purchase Price thereof shall be appropriately adjusted (but without regard to fractions) by the Board of Directors of the Company to reflect such change.

7.       CERTAIN NOTICE REQUIREMENTS.

                  7.1 HOLDER'S RIGHT TO RECEIVE NOTICE. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company prior to the exercise hereof (including the right to receive dividends).

                  7.2 TRANSMITTAL OF NOTICES. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly given or made when hand delivered, or when delivered by responsible overnight courier:

                           (i) If to the registered Holder of this Warrant, to:
                                    [Insert address of Holder]


                           (ii)     if to the Company, to:

                          Glasgal Communications, Inc.
                          23 Madison Road
                          Fairfield, New Jersey 07004
                          Attn: James Caci, Chief Financial Officer

         Either of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.2.


8.       MISCELLANEOUS.

                  8.1 PURCHASE FOR INVESTMENT. By his acceptance of this Warrant, the Holder represents and warrants that the Holder has acquired this Warrant for the Holder's own account for investment and not with the view to the distribution thereof, except in accordance with applicable federal and state securities laws. The Holder represents that he is an "accredited investor" as such term is defined under Rule 501 of Regulation D promulgated under the Act. The Holder confirms that he has been advised that the Warrants and the Shares of Common Stock issuable upon exercise of this Warrant have not been, registered under the Act and that he has consulted with and been advised by counsel as to the restrictions on resale to which this Warrant and such Shares will be subject.

                  8.2 AMENDMENTS. All modifications or amendments to this Warrant shall require the written consent of each party.

                  8.3 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

                  8.4 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                  8.5 BINDING EFFECT. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

                  8.6 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws.

                  8.7 WAIVER, ETC. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, noncompliance or nonfulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, noncompliance or nonfulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, noncompliance or nonfulfillment.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 18th day of February, 1997.


                                      GLASGAL COMMUNICATIONS, INC.



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

AGREED AND ACCEPTED:

[Insert Name of Holder]



By:
   ----------------------------
   Name:
   Title:

Form to be used to exercise Warrant:

GLASGAL COMMUNICATIONS, INC.
23 Madison Road
Fairfield, New Jersey 07004


Date: ________________, 19__

                  The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase __________ shares of Common Stock of Glasgal Communications, Inc. and hereby makes payment of $_____________ (at the rate of $5.25 per share) in payment of the Exercise Price pursuant thereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.


                                                --------------------------------
                                                Signature


                                                --------------------------------
                                                Signature Guaranteed


                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name
     ---------------------------------------------------------------------------
                            (Print in Block Letters)

Address
     ---------------------------------------------------------------------------

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.